UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2013

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01    Entry into a Material Definitive Agreement.

On July 8, 2013, Electromed, Inc. (the “Company”) entered into a Sixth Amendment to Credit Agreement (the “Amendment”) with U.S. Bank National Association (the “Bank”), pursuant to which the parties amended and added certain provisions to their Amended and Restated Credit Agreement, dated as of November 7, 2011, as amended (the “Credit Agreement”).

The Amendment removed all financial covenants as of June 30, 2013 from the Credit Agreement and eliminated the mandatory prepayments for clean down of revolving credit loans from the Credit Agreement. The Amendment also establishes a minimum total liquidity requirement of at least $400,000 for the Company’s fiscal quarters ending September 30, 2013, December 31, 2013 and March 31, 2014, and a minimum EBITDA requirement of not less than negative $550,000 for the quarter ending September 30, 2013, not less than negative $100,000 for the quarter ending December 31, 2013, and not less than $400,000 for the quarter ending March 31, 2014. The Amendment provides that for the quarter ending June 30, 2014 and each quarter thereafter, the Company will not permit the Company’s fixed charge coverage ratio to be less than 1.15 to 1.0, and will not permit its total operating liquidity ratio (as newly defined in the Amendment) as of the end of such quarters to be less than 1.0 to 1.0. Finally, the Amendment provides that as of the quarter ending September 30, 2013 and each quarter thereafter, the Company will not allow its balance sheet leverage ratio (as newly defined in the Amendment) to be more than 1.50 to 1.0.

The Amendment also revises the Credit Agreement’s management covenant to add the Company’s current chief executive officer and chief financial officer. The description of the Amendment herein is not complete and is qualified by the full text of such Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Shell company transactions: None.

	(d)	Exhibits:

		10.1	Sixth Amendment to Credit Agreement, dated as of July 8, 2013, by and between Electromed, Inc. and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: July 10, 2013	By: /s/ Jeremy T. Brock
	Name:	Jeremy T. Brock
	Title:	Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

ELECTROMED, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 8, 2013	001-34839

Exhibit Number	Description
10.1	Sixth Amendment to Credit Agreement, dated as of July 8, 2013, by and between Electromed, Inc. and U.S. Bank National Association